SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): January 29, 1996
                                                        -----------------


                         General Instrument Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                      1-5442              13-3575653
             --------                     -------             -----------
     (State or other jurisdiction   (Commission File No.)   (I.R.S. Employer
              of incorporation)                             Identification No.)




  8770 West Bryn Mawr Avenue, Chicago,  Illinois                   60631
  ------------------------------------------------                 -----
  (Address of principal executive office)                        (Zip Code)


                                 (312)-695-1000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5   Other Events
------   ------------
The Registrant hereby incorporates by reference the description of the matters set forth in its press release dated January 29, 1996 (such press release being Exhibit 99 attached hereto).

Item 7   Financial Statements and Exhibits
------   ---------------------------------
         (c)      Exhibits

         99       Registrant's press release dated January  29, 1996

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENERAL INSTRUMENT CORPORATION



                                        By:  /s/ Paul J. Berzenski
                                                 ------------------------------
                                                 Paul J. Berzenski
                                                 Vice President and  Controller







DATE:  January  29, 1996



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                                  EXHIBIT INDEX


                                                                     Sequential
                                                                     Page
 No.              Exhibits                                           No.
----              --------                                           ----------

 99               The Registrant's press release dated                4
                  January  29, 1996



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